EXHIBIT

10.13

________________________________________________________________________

Omnibus Board Resolution

Groovy Company, Inc. (GROO)  |  Annual Report on Form 10-K  |  Fiscal Year Ended December 31, 2025

GROOVY COMPANY, INC.

d/b/a OTCM Protocol

A Wyoming Digital Asset Corporation

OMNIBUS WRITTEN CONSENT AND RESOLUTION

OF THE BOARD OF DIRECTORS

Authorizing Employment Agreements and Board Service Agreements

for All Executive Officers and Directors

Document No. GROO-BR-001	Effective Date January 1, 2026	Adopted By Board of Directors	Authority Wyoming Stat. § 17-16-821

PREAMBLE

The undersigned, being all of the duly appointed members of the Board of Directors (the “Board”) of Groovy Company, Inc., a Wyoming corporation doing business as OTCM Protocol (the “Company”), hereby adopt the following resolutions by written consent in lieu of a special meeting, pursuant to Wyoming Statutes § 17-16-821, effective as of January 1, 2026 (the “Effective Date”).

RECITALS

WHEREAS, the Company is a Wyoming corporation doing business as OTCM Protocol, engaged in the development and operation of blockchain-based securities tokenization infrastructure, including the OTCM Protocol platform and ST22 Security Token framework;

WHEREAS, the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 with the United States Securities and Exchange Commission, in which five (5) executive officers are identified as serving pursuant to employment agreements effective January 1, 2026;

WHEREAS, the Board has determined that it is in the best interests of the Company and its stockholders to formally engage the following individuals as executive officers of the Company on the terms set forth in their respective Employment Agreements (each attached as an exhibit to the Annual Report on Form 10-K):

#	Name	Title	Employment Agreement Exhibit
1	Berj Abajian	Chief Executive Officer	Exhibit 10.1
2	Patrick Mokros	Chief Operating Officer	Exhibit 10.2
3	Franjose Yglesias	Chief Technology Officer	Exhibit 10.3
4	Jeff Turner	Chief Legal Counsel	Exhibit 10.4
5	John Morgan	Vice President of Issuer Services	Exhibit 10.5

WHEREAS, each of the foregoing individuals brings specialized expertise critical to the Company’s mission of delivering blockchain-based liquidity infrastructure for dormant OTC securities, and the Board has determined that each Employment Agreement reflects fair and reasonable terms appropriate to the Company’s stage of development;

WHEREAS, each Employment Agreement provides for: (i) an annual base salary of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000); (ii) a ten (10) year term commencing January 1, 2026 and expiring December 31, 2035; (iii) eligibility for annual performance bonus of up to 30% of base salary; (iv) equity compensation in the form of Series A Preferred Stock as separately authorized by the Board; (v) standard executive benefits; and (vi) ten (10) year non-solicitation, confidentiality, and intellectual property assignment obligations;

WHEREAS, in connection with their respective employment, each executive officer has been appointed or confirmed as a member of the Board of Directors of the Company, consistent with the Company’s Articles of Incorporation, Bylaws, and corporate governance policies;

WHEREAS, the Board has reviewed and considered the terms of each Employment Agreement and Board Service Agreement and determined that all such agreements are fair, reasonable, and in the best interests of the Company;

NOW, THEREFORE, BE IT RESOLVED, and it is hereby RESOLVED, as follows:

RESOLUTIONS

RESOLVED 1 - Appointment and Employment of Executive Officers:

The Board hereby approves, ratifies, and confirms the appointment of each of the following individuals to the executive officer position set forth opposite their respective name, effective January 1, 2026, on the terms and conditions set forth in their respective Employment Agreements: (i) Berj Abajian as Chief Executive Officer; (ii) Patrick Mokros as Chief Operating Officer; (iii) Franjose Yglesias as Chief Technology Officer; (iv) Jeff Turner as Chief Legal Counsel; and (v) John Morgan as Vice President of Issuer Services.

RESOLVED 2 - Approval of Employment Agreements:

The Board hereby approves each Employment Agreement in the form attached as Exhibits 10.1 through 10.5 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The Chief Executive Officer, or any officer of the Company designated by the Chief Executive Officer, is hereby authorized and directed to execute and deliver each Employment Agreement on behalf of the Company, with such changes, amendments, or modifications as such officer deems necessary, appropriate, or advisable, such approval to be conclusively evidenced by such officer’s execution and delivery thereof.

RESOLVED 3 - Appointment to Board of Directors:

The Board hereby appoints or confirms the appointment of each Executive Officer named in Resolution 1 to serve as a member of the Board of Directors of the Company, effective January 1, 2026, to hold office until the next annual meeting of stockholders or until their successor is duly elected and qualified, or until their earlier resignation, removal, or death. Each director is hereby acknowledged to have accepted such appointment.

RESOLVED 4 - Compensation:

The Board hereby approves the compensation structure set forth in each Employment Agreement, including the annual base salary of $150,000 per annum for each executive officer, the annual performance bonus eligibility of up to 30% of base salary, and the equity compensation provisions. The Board hereby authorizes the issuance of Series A Preferred Stock to each executive officer in the amounts separately authorized by the Board’s equity compensation resolutions, subject to the vesting schedule and other terms set forth in each executive’s respective equity grant documentation.

RESOLVED 5 - Series A Preferred Stock - Director and Officer Equity:

In connection with the appointment of each executive officer and director named herein, the Board hereby authorizes and confirms the issuance of Series A Preferred Stock as follows: (i) Berj Abajian - 15,000,000 shares; (ii) Patrick Mokros - 15,000,000 shares; (iii) Franjose Yglesias - 15,000,000 shares (net, following return of 85,000,000 shares to treasury pursuant to the IP Assignment Agreement dated June 12, 2025); (iv) Jeff Turner - 15,000,000 shares; and (v) John Morgan - 15,000,000 shares. Each issuance is subject to a three (3) year vesting schedule with a one (1) year cliff commencing on the Effective Date, as set forth in each executive’s equity grant agreement. All shares are issued at $0.001 par value per share.

RESOLVED 6 - D&O Insurance and Indemnification:

The Board hereby authorizes and directs the appropriate officers of the Company to obtain and maintain, on behalf of all directors and officers named herein, Directors and Officers liability insurance coverage in such amounts and on such terms as the Chief Executive Officer deems appropriate. The Company hereby confirms its indemnification obligations to each director and officer to the fullest extent permitted by Wyoming law, consistent with the indemnification provisions set forth in each Employment Agreement and the Company’s Articles of Incorporation and Bylaws.

RESOLVED 7 - Authorization of Officers:

Each officer of the Company is hereby authorized and directed, individually and without the requirement of further approval by the Board, to take any and all actions, to execute and deliver any and all documents, instruments, certificates, and agreements, and to do any and all things that such officer deems necessary, appropriate, or advisable to carry out the purposes and intent of the foregoing resolutions, including but not limited to making filings with the SEC, the Wyoming Secretary of State, OTC Markets Group, and any other applicable regulatory authority.

RESOLVED 8 - Ratification:

All prior actions taken by any officer or director of the Company in connection with the employment, appointment, or compensation of any of the executive officers named herein, prior to the adoption of these resolutions, are hereby ratified, approved, confirmed, and adopted as the acts and deeds of the Company.

CERTIFICATION

This Omnibus Written Consent and Resolution has been adopted by all members of the Board of Directors of Groovy Company, Inc. as of the Effective Date set forth above, pursuant to Wyoming Statutes § 17-16-821, and shall have the same force and effect as if adopted at a duly noticed and held meeting of the Board of Directors.

This Written Consent may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Electronic signatures shall be deemed valid and binding.

SIGNATURES OF THE BOARD OF DIRECTORS

IN WITNESS WHEREOF, the undersigned, being all of the directors of Groovy Company, Inc., have executed this Omnibus Written Consent and Resolution as of January 1, 2026.

CHIEF EXECUTIVE OFFICER	CHIEF OPERATING OFFICER
Berj Abajian	Patrick Mokros
Groovy Company, Inc. (GROO)	Groovy Company, Inc. (GROO)

Signature: /s/ Berj Abajian	Signature: /s/ Patrick Mokros

CHIEF TECHNOLOGY OFFICER	CHIEF LEGAL COUNSEL
Franjose Yglesias	Jeff Turner
Groovy Company, Inc. (GROO)	Groovy Company, Inc. (GROO)

Signature: /s/ Franjose Yglesias	Signature: /s/ Jeff Turner

VICE PRESIDENT OF ISSUER SERVICES
John Morgan
Groovy Company, Inc. (GROO)

Signature: /s/ John Morgan

*  *  *

Groovy Company, Inc.  |  d/b/a OTCM Protocol  |  A Wyoming Digital Asset Corporation

Document No. GROO-BR-001  |  Exhibit 10.8 to Annual Report on Form 10-K  |  Fiscal Year Ended December 31, 2025